BIG FLASH CORPORATION
A Delaware Corporation

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 28, 2006 (the "Agreement") is entered into by and among Big Flash Corporation, a Delaware corporation (the "Company"), and certain holders (the "Securityholders") of shares of common stock of Big Flash and warrants of Big Flash, as set forth on Schedule "A" hereto; and this Agreement is being entered into pursuant to: (i) certain share subscription agreements and letters of transmittal and acceptance and powers of attorney (collectively, the "Subscription Agreements") executed by certain Securityholders (the "Investors") whose names are set forth in items 1 through 35 on Schedule "A" hereto, and accepted by Intelgenx Corp., a corporation subsisting under the Canada Business Corporations Act, all such agreements dated as of April 28, 2006; (ii) the investor relations agreement between the Company and Patrick J. Caruso dated April 28, 2006 ("Investor Relations Agreement"); (iii) a securities purchase agreement ("Caruso Securities Purchase Agreement") between the Company and Patrick J. Caruso, dated as of April 28, 2006; and (iii) a share exchange agreement ("Share Exchange Agreement") dated April 10, 2006 among the Company, 6544631 Canada Inc. ("Exchangeco") and IntelGenx and Horst Zerbe, Ingrid Zerbe and Joel Cohen; all of which Securityholders' names and numbers of shares and warrants of Big Flash subject to this Agreement are set forth on Schedule "A" hereto.

WHEREAS Capitalized terms not defined herein shall have the meanings ascribed to them in the Share Exchange Agreement and "Big Flash Shares" means shares of Big Flash common stock and "Big Flash Warrants" shall mean 100,000 warrants issued by the Company to Caruso pursuant to the Caruso Securities Purchase Agreement, each such warrant entitling the holder to purchase one common share of the Purchaser for (US) $0.41 and expiring 24 months from the date of its issue;

WHEREAS, the Company desires to grant to the Securityholders the registration rights set forth herein with respect to the shares of the Company's common stock and warrants of the Company held by the Securityholders as set forth in Schedule "A" hereto (hereinafter, the "Registrable Securities").

NOW, THEREFORE, the parties hereto mutually agree as follows:

1.     RESTRICTIONS ON TRANSFER

Each of the Securityholders acknowledges and understands that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities are "restricted securities" as defined in Rule 144. Each of the Securityholders understands that no disposition or transfer of the Registrable Securities may be made by any of the Securityholders in the absence of (i) an opinion of counsel to such Securityholder, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act of 1933 (the "Securities Act") or (ii) such registration.

2.     COMPLIANCE WITH REPORTING REQUIREMENTS

With a view to making available to the Securityholders the benefits of Rule 144 or any other similar rule or regulation of the Securities and Exchange Commission (the "Commission") that may at any time permit the holders of the Registrable Securities to sell securities of the Company to the public pursuant to Rule 144, the Company agrees to:

(a) comply with the provisions of paragraph (c)(1) of Rule 144;

(b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Securities Exchange Act of 1934 (the "Exchange Act") by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

(c) Upon request by any of the Securityholders or the Company's transfer agent, the Company will provide an opinion of counsel, which opinion shall be reasonably acceptable to the Securityholder and/or the Company's transfer agent, that the such Securityholder has complied with the applicable conditions of Rule 144 or any similar provision then in force.

3.     REGISTRATION RIGHTS WITH RESPECT TO THE REGISTRABLE SECURITIES

(a) The Company agrees that it will prepare and file with the Commission, (i) on a date ("Filing Date") no later than the sixtieth (60th) calendar day following the date hereof, a registration statement (on Form S-l or SB-2, or other appropriate registration statement form) under the Securities Act (the "Registration Statement") and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing (and in any event no later than one hundred fifty (150) days after the date hereof) (the "Effectiveness Date"), and (ii) if at least 20% of the Registrable Securities covered under the Registration Statement filed under (i) remain unsold during the effective period of such Registration Statement, then within 20 days following receipt of a written notice from the Securityholders representing a majority of such unsold Registrable Securities, another Registration Statement so as to permit a resale of the Registrable Securities under the Securities Act by the Securityholders as selling stockholders and not as underwriters.

The Company will use its diligent best efforts to cause the Registration Statement to become effective as soon as practical following the filing of the Registration Statement. The number of shares designated in the Registration Statement to be registered shall include 100% of the Registrable Securities. The Company will notify the Securityholders and its transfer agent of the effectiveness of the Registration Statement within two business days of such event.

(b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement (the "Effectiveness Period"), (ii) the date all the Securityholders receive an opinion of counsel to the Company, which opinion shall be reasonably acceptable to the Securityholders, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) two years from the effective date of the Registration Statement.

(c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under this Section 3 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees of the Company) will be borne by the Company. The Company will qualify any of the Registrable Securities for sale in such states as the Securityholders reasonably designate and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company will not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Securityholders, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Securityholders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by any of the Securityholders.

(d) The Company will not be required by this Section 3 to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Securityholders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Securityholders and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144.

(e) The Company may include in any Registration Statement which it is required to file pursuant to this Section 3, any other securities apart from the Registrable Securities, upon the prior written notice to the Securityholders.

(f) If, at any time any Registrable Securities are not at the time covered by any effective Registration Statement, the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its shares of common stock (other than in connection with a merger or other business combination transaction that has been consented to in writing by holders of its common stock, or pursuant to Form S-8 when such filing has been consented to in writing by holders of its common stock), it shall send to each Securityholder written notice of such determination and, if within 20 days after receipt of such notice, such Securityholder shall so request in writing, the Company shall make its best efforts to include in such registration statement all or any part of the Registrable Securities that such Securityholder requests to be registered. Notwithstanding the foregoing, if, in connection with any offering involving an underwriting of the common stock to by issued by the Company, the managing underwriter will impose a limitation on the number of shares of the common stock included in any such registration statement because, in such underwriter's judgment, such limitation is necessary based on market conditions:

(i) if the registration statement is for a public offering of common stock on a "firm commitment" basis with gross proceeds to the Company of at least $15,000,000 (a "Qualified Public Offering"), the Company may exclude, to the extent so advised by the underwriters, the Registrable Securities from the underwriting; provided, however, that if the underwriters do not entirely exclude the Registrable Securities from such Qualified Public Offering, the Company will be obligated to include in such registration statement, with respect to the requesting Securityholder, only an amount of Registrable Securities equal to the product of

A. the number of Registrable Securities that remain available for registration after the underwriter's cutback; and

B. such Securityholder's percentage of ownership of all the Registrable Securities then outstanding (the "Registrable Percentage"); and

(ii) if the registration statement is not for a Qualified Public Offering, the Company shall be obligated to include in such registration statement, with respect to the requesting Securityholder, only an amount of Registrable Securities equal to the product of

A. the number of Registrable Securities that remain available for registration after the underwriter's cutback; and

B. such Securityholder's Registrable Percentage; provided, however, that the aggregate value of the Registrable Securities to be included in such registration may not be so reduced to less than 30% of the total value of all securities included in such registration. If any Securityholder disapproves of the terms of any underwriting referred to in this paragraph, it may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this paragraph shall be construed to limit any registration required under the other provisions of this Agreement.

(g) If: (i) the Registration Statement is not filed on or prior to the Filing Date; (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Date; (iii) after the Registration Statement is filed with and declared effective by the Commission, the registration statement ceases to be effective (by suspension or otherwise) as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period (as defined above) (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 45 days in the aggregate per year or more than 30 consecutive calendar days (defined as a period of 365 days commencing on the date the registration statement is declared effective); or (iv) the Common Stock of the Company is not listed or quoted, or is suspended from trading on any of the NASD OTC Bulletin Board, NASDAQ SmallCap Market, the NASDAQ National Market, the American Stock Exchange or the New York Stock Exchange (the "Trading Market") for a period of seven (7) consecutive Trading Days (provided the Company shall not have been able to cure such trading suspension within 30 days of the notice thereof or list the Common Stock of the Company on another Trading Market); (any such failure or breach being referred to as an "Event," and for purposes of clause (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 45 day or 30 consecutive day period (as the case may be) is exceeded, or for purposes of clause (iv) the date on which such seven (7) Trading Day period is exceeded, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Securityholder an amount in common stock of the Company, as liquidated damages and not as a penalty, equal to 2% of the then unsold Registrable Securities for each thirty (30) day period (prorated for partial periods), up to an aggregate maximum of 10% of the Registrable Securities for all occurrences under this Section 1.2(c).

4.     COOPERATION WITH COMPANY

Each Securityholder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which will include all information regarding such Securityholder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Securityholder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming any Securityholder as underwriters. Any delay or delays caused by a Securityholder by failure to cooperate as required hereunder shall not constitute a Registration Default as to such Securityholder.

5.     REGISTRATION PROCEDURES

If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company will (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Securityholders' assistance and cooperation as reasonably required with respect to each Registration Statement:

(a) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever any of the Securityholder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Securities Act); and

(b) take all lawful action such that each of (i) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(c) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Securityholders and reflect in such documents all such comments as the Securityholders (and their counsel) reasonably may propose; (i) furnish to each of the Securityholders such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as any of the Securityholders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Securityholder; and (ii) provide to the Securityholders copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

(d) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any of the Securityholders shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable such Securityholder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Securityholder;

(e) list such Registrable Securities on the markets where the Company's common stock is listed as of the effective date of the Registration Statement, if the listing of such Registrable Securities is then permitted under the rules of such markets;

(f) notify the Securityholders at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as reasonably possible and during such period, the Securityholders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

(g) after becoming aware of such event, notify each of the Securityholders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(h) cooperate with the Securityholders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as any of the Securityholders reasonably may request and registered in such names as any of the Securityholders may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Securityholders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

(i) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Securityholders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

(j) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

(k) maintain a transfer agent and registrar for the Company's common stock.

6.     INDEMNIFICATION

(a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless each of the Securityholders, each person, if any, who controls any of the Securityholders within the meaning of the Securities Act, and each director, officer, shareholder, employee, agent, representative, accountant or attorney of the foregoing (each of such indemnified parties, a "Distributing Investor") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Investor, its counsel, or affiliates, specifically for use in the preparation thereof, or by such Distributing Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have under this Agreement. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties shall have the right to employ one or more separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless

(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; or

(ii) the named parties to any such action (including any interpleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

(d) All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within 10 business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

7.     CONTRIBUTION

In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall (i) any of the Distributing Securityholders be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Distributing Investor from the sale of such Distributing Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act, and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

8.     CANADIAN PROSPECTUS

Following completion of the issuance of the Big Flash Common Shares to the Investors pursuant to the Subscription Agreements and to Caruso pursuant to the Investor Relations Agreement and the Caruso Securities Purchase Agreement, the Company shall use its commercially reasonable efforts to prepare and file a preliminary prospectus ("Preliminary Prospectus") in Ontario within 90 days thereof and to file a final prospectus and obtain a receipt therefor (the "Canadian Prospectus) for the purpose of qualifying the Company as a reporting issuer in Ontario. The Securityholders acknowledge that the Canadian Prospectus will not qualify the resale in Canada of the Big Flash Common Shares.

The Company will cause the Preliminary Prospectus and any other related documents required to be filed in connection with the Preliminary Prospectus to be prepared and filed in accordance with the applicable securities laws of the Province of Ontario, the respective regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Ontario Securities Commission (collectively, "Canadian Securities Laws"), in each case in form and substance reasonably satisfactory to the Company.

The Company will use reasonable commercial efforts to obtain, as soon as possible, a receipt from the Ontario Securities Commission for the Final Prospectus and will take all other steps and proceedings that may be necessary in order to qualify the Company as a reporting issuer in the Province of Ontario.

Neither the Preliminary Prospectus, the Final Prospectus, nor any amendment to the Preliminary Prospectus, Final Prospectus or any amended or supplemental prospectus or ancillary material required to be filed with the Ontario Securities Commission pursuant to the Canadian Securities Laws (collectively, "Supplementary Material") will contain a misrepresentation (as such term is defined in Canadian Securities Laws) (provided that this representation is not intended to extend to information and statements included in reliance upon and in conformity with information furnished to the Company by or on behalf of the Securityholders specifically for use therein).

9.     NOTICES

Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

10.    ASSIGNMENT

The registration rights granted to any Securityholder under this Agreement may be transferred or assigned provided the transferee is bound by the terms of this Agreement and the Company is given written notice of such transfer or assignment.

11.    ADDITIONAL COVENANTS OF THE COMPANY

For so long as it shall be required to maintain the effectiveness of the Registration Statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of the applicable form.

12.    CONFLICTING AGREEMENTS

The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Securityholders in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

13.    GOVERNING LAW; JURISDICTION

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, U.S.A., without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the courts of Delaware, U.S.A., and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non convenience, to the bringing of any such proceeding in such jurisdictions.

14.    MISCELLANEOUS

(a) Entire Agreement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the Share Exchange Agreement and other related documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

(b) Amendments. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

(c) Waiver. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

(d) Construction. This Agreement has been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

(e) Binding Effect of Agreement. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Registrable Securities.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

(g) Attorneys' Fees. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

(h) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

(i) Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 28th day of April, 2006.

BIG FLASH CORPORATION

Per:
Name:
Title:

________________________	________________________
PATRICK J. CARUSO	Witness

SECURITYHOLDERS

Per: ________________________
By INTELGENX CORP. by Power of
Attorney front each Investor
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 28th day of April, 2006.

BIG FLASH CORPORATION

Per:	________________________
Name:
Title:

SECURITYHOLDERS

Per: ________________________
By INTELGENX CORP. by Power of
Attorney front each Investor
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 28th day of April, 2006.

BIG FLASH CORPORATION

Per:	________________________
Name:
Title:

________________________		________________________
PATRICK J. CARUSO		Witness

SECURITYHOLDERS

Schedule "A"

List of Securityholders

Please see attached.

#	Name of Registered	Number and Kind
	Securityholder	of Registrable Securities
1.	Patrick J. Caruso	325,000 Big Flash Shares and 100,000 Big Flash Warrants
2.	1146992 Ontario Limited	106,383 Big Flash Shares
3.	Reiza Rayman	53,191 Big Flash Shares
4.	Shangrila Capital L. P.	212,766 Big Flash Shares
5.	David P. Coffin-Beach	53,191 Big Flash Shares
6.	Jonathan Clapham	212,766 Big Flash Shares
7.	Roger Wright	53,191 Big Flash Shares
8.	Wendelyn Financial Limited	21,277 Big Flash Shares
9.	Peter Shippen	35,000 Big Flash Shares
10.	Sigmond Soudack	106,383 Big Flash Shares
11.	Philip Turk	53,191 Big Flash Shares
12.	John Vaughan	31,915 Big Flash Shares
13.	Peter Turk	31,915 Big Flash Shares
14.	Sammy Tassone	106,383 Big Flash Shares
15.	Susie Tassone	63,830 Big Flash Shares
16.	Carmelo Buttice	74,468 Big Flash Shares
17.	Redwood Asset Management Inc.	212,766 Big Flash Shares
18.	Carlo Sansalone	53,191 Big Flash Shares
19.	Frank Calandra	212,766 Big Flash Shares
20.	Fabio Chianelli	53,191 Big Flash Shares
21.	Frank Calandra	212,766 Big Flash Shares
22.	Jackie Chang	53,191 Big Flash Shares
23.	Bulent Pakdil	21,277 Big Flash Shares
24.	DRD Capital Inc.	74,468 Big Flash Shares
25.	Frank Calandra In Trust	63,830 Big Flash Shares
26.	2099419 Ontario Inc.	36,170 Big Flash Shares
27.	Fevzi Ogelman	375,641 Big Flash Shares
28.	Jenny Altaian	127,659 Big Flash Shares
29.	2100538 Ontario Inc.	265,958 Big Flash Shares
30.	2098205 Ontario Inc.	138,297 Big Flash Shares
31.	S. Paul Pathak	21,277 Big Flash Shares
32.	Elliot Birnboim	10,638 Big Flash Shares
33.	Risa Sokoloff	10,638 Big Flash Shares
34.	Dan Chitiz	10,638 Big Flash Shares
35.	Manoj Pundit	21,277 Big Flash Shares
	TOTAL	3,516,489 Big Flash Shares and 100,000 Big Flash Warrants